UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement.
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☒	Definitive Information Statement.

Bridge Builder Trust
(Name of Registrant as Specified In Charter)

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BRIDGE BUILDER SMALL/MID CAP GROWTH FUND

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF INFORMATION STATEMENT

The Information Statement is available at www.bridgebuildermutualfunds.com/literature

March 3, 2026

As a shareholder of the Bridge Builder Small/Mid Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”), you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the hiring of Stephens Investment Management Group, LLC (“Stephens”) and Federated MDTA LLC (“Federated MDT”) as investment subadvisers to the Fund.

This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement:

•

Effective December 31, 2025, Warren Stephens, Chief Executive Officer and 100% equity holder of Stephens Investment Holdings LLC (“SIH”), the parent company of Stephens, transferred 75% of his voting interests in SIH to trusts controlled by each of his three children (the “Transaction”). Prior to the Transaction, Stephens served as an investment subadviser to the Fund pursuant to an investment sub-advisory agreement among the Trust, Stephens, and Olive Street Investment Advisers, LLC (“Olive Street”), the investment adviser to the Fund (the “Prior Stephens Sub-advisory Agreement”). The Transaction resulted in a change in control of Stephens under the Investment Company Act of 1940, as amended, and, accordingly, in the assignment and automatic termination of the Prior Stephens Sub-Advisory Agreement. At its meeting held on May 8, 2025, the Board of Trustees of the Trust (the “Board”) approved (i) the re-appointment of Stephens as an investment subadviser to the Fund and (ii) a new investment sub-advisory agreement among the Trust, Olive Street and Stephens (the “New Stephens Sub-advisory Agreement”), each to be effective upon the closing of the Transaction.

•

At its meeting held on November 17 & 19, 2025, the Board approved an investment sub-advisory agreement among the Trust, Olive Street and Federated MDT (the “Federated MDT Sub-advisory Agreement”), pursuant to which Federated MDT serves as an investment subadviser to the Fund. The appointment of Federated MDT became effective on or around December 18, 2025, when Federated MDT began managing a portion of the assets of the Fund.

The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, a condition of this order requires Olive Street to furnish Fund shareholders with information about the subadvisers and the sub-advisory agreements.

Accordingly, the purpose of the Information Statement is to furnish Fund shareholders with detailed information about (i) the New Stephens Sub-advisory Agreement, pursuant to which Stephens continues to serve as an investment subadviser to the Fund and which became effective at the same time that the Transaction was consummated; and (ii) the Federated MDT Sub-advisory Agreement, pursuant to which Federated MDT has been appointed as a new investment subadviser to the Fund.

The Information Statement will be available on the Fund’s website, www.bridgebuildermutualfunds.com/literature, until at least June 1, 2026. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-823-3611, via e-mail at bridgebuilder@edwardjones.com, or by mail at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

If you do not request a paper or email copy of the Information Statement by this date, you will not otherwise receive a paper or email copy.

To obtain a free copy of the Fund’s most recent annual report, semi-annual report or financial statements filed on Form N-CSR, you may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

BRIDGE BUILDER SMALL/MID CAP GROWTH FUND

INFORMATION STATEMENT

March 3, 2026

This information statement (the “Information Statement”) is being made available to the shareholders of the Bridge Builder Small/Mid Cap Growth Fund (the “Fund”), a series of Bridge Builder Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of (i) a new investment sub-advisory agreement among the Trust, Olive Street Investment Advisers, LLC (“Olive Street” or the “Adviser”), the investment adviser to the Fund, and Stephens Investment Management Group, LLC (“Stephens”), pursuant to which Stephens serves as an investment subadviser to the Fund (the “New Stephens Sub-advisory Agreement”); and (ii) an investment sub-advisory agreement among the Trust, Olive Street and Federated MDTA LLC (“Federated MDT” and, together with Stephens, the “Subadvisers” and each a “Subadviser”), pursuant to which Federated MDT serves as an investment subadviser to the Fund (the “Federated MDT Sub-advisory Agreement” and, together with the New Stephens Sub-advisory Agreement, the “Sub-advisory Agreements” and each a “Sub-advisory Agreement”).

The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order that permits Olive Street to enter into and materially amend sub-advisory agreements between Olive Street and unaffiliated investment subadvisers to the Fund with the approval of the Board. Although approval by the Fund’s shareholders is not required, pursuant to a condition of this order, Olive Street is required to furnish Fund shareholders with certain information about Stephens and Federated MDT and the Sub-advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Olive Street is the Fund’s investment adviser. Pursuant to the terms of an exemptive order granted to Olive Street and the Trust by the SEC on August 6, 2013 (the “Exemptive Order”), Olive Street employs a so-called “manager-of-managers” arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or subadviser to the fund. The Exemptive Order exempts Olive Street and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Olive Street, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

Information about the Re-Appointment of Stephens

Prior to the consummation of the Transaction (defined below), Stephens had been serving as an investment subadviser to the Fund pursuant to an investment sub-advisory agreement among the Trust,

Olive Street, and Stephens (the “Prior Stephens Sub-advisory Agreement”). Effective December 31, 2025, Warren Stephens, Chief Executive Officer and 100% equity holder of Stephens Investment Holdings LLC (“SIH”), the parent company of Stephens, transferred 75% of his voting interests in SIH to trusts controlled by each of his three children (the “Transaction”). The Transaction caused a change in control of Stephens under the 1940 Act, resulting in the assignment, and automatic termination, of the Prior Stephens Sub-advisory Agreement. Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned. At a quarterly in-person meeting held on May 8, 2025, the Board unanimously approved: (i) the re-appointment of Stephens as investment subadviser to the Fund and (ii) the New Stephens Sub-advisory Agreement, each to be effective at the same time as the consummation of the Transaction.

The Transaction is not expected to result in any material changes in the services that Stephens provides to the Fund nor any changes in the personnel providing portfolio management services to the Fund, the investment philosophy or investment and risk processes. The re-appointment of Stephens as investment subadviser to the Fund is not expected to result in an increase to the Fund’s expenses as the fees due to Stephens under the New Stephens Sub-advisory Agreement are the same as those under the Prior Stephens Sub-advisory Agreement.

Information about the Appointment of Federated MDT

Additionally, at its meeting held on November 17 & 19, 2025 (the “November Meeting”), the Board approved (i) the appointment of Federated MDT as investment subadviser to the Fund and the Federated MDT Sub-advisory Agreement and (ii) the termination of Victory Capital Management Inc. (“Victory”) as investment subadviser to the Fund. The appointment of Federated MDT became effective on or around December 18, 2025, when Federated MDT began managing a portion of the assets of the Fund. The termination of Victory became effective on or around November 28, 2025.

Before the appointment of Federated MDT, the Fund had six subadvisers other than Victory, who each managed a portion, or sleeve, of the assets of the Fund (the “Existing Subadvisers”). After the appointment of Federated MDT as an additional subadviser and upon the termination of Victory, the portion of the Fund’s assets previously allocated to Victory were reallocated to Federated MDT. Olive Street may reallocate the Fund’s assets among the subadvisers in its discretion at any time, including down to 0% to one or more subadvisers.

Olive Street recommended that the Board appoint Federated MDT as a subadviser to the Fund for multiple reasons, including because Olive Street believes that Federated MDT’s small cap growth strategy, which utilizes a disciplined, quantitative investment process that analyzes a diverse universe of publicly traded domestic equities, will assist the Fund in achieving its investment objective. Olive Street also believes that Federated MDT’s investment style complements the investment styles of the Existing Subadvisers. Additionally, Olive Street believes the appointment of Federated MDT will allow the Fund overall to better complement and diversify investments for investors participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program. Edward Jones is an affiliate of the Adviser.

The appointment of Federated MDT as subadviser to the Fund (together with the reallocation of assets from Victory to Federated MDT) is expected to result in an approximate one basis point decrease to the Fund’s overall expenses at Fund asset levels as of September 30, 2025.

If Olive Street determines to hire new subadvisers, subject to the Board’s approval, or reallocate the Fund’s assets in the future, the Fund’s expenses may increase.

THE BOARD’S CONSIDERATIONS IN APPROVING THE NEW STEPHENS’ SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the members of the board who are not parties to the agreements or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

Stephens serves as an investment subadviser to the Fund pursuant to the Prior Stephens Sub-Advisory Agreement originally approved by the Board, dated May 22, 2015, as amended, and subsequently renewed as required by the 1940 Act, and most recently renewed at a Board meeting held on May 29-30, 2024 (the “May 2024 Renewal Meeting”).

Following the May 2024 Renewal Meeting, Olive Street was notified that Warren Stephens, the 100% equity holder of SIH, Stephens’ parent company, was appointed to serve as U.S. ambassador to the United Kingdom and, in connection therewith, intended to transfer at least 75% of his voting interests in SIH to trusts controlled by each of his three children (the “Transaction”). Pursuant to its terms, the Prior Stephens Sub-advisory Agreement terminates automatically upon the closing of the Transaction.

Accordingly, at a meeting of the Board held on May 8, 2025 (the “May 2025 Approval Meeting”), Olive Street proposed, and the Board, including a majority of the Independent Trustees, considered and approved the New Stephens Sub-advisory Agreement among Olive Street, the Trust, on behalf of the Fund, and Stephens, pursuant to which Stephens would continue serving as an investment subadviser to the Fund.

Pursuant to an exemptive order obtained by the Adviser and the Trust from the U.S. Securities and Exchange Commission, the Adviser is permitted, subject to certain conditions, to select new subadvisers for each series of the Trust with the approval of the Board but without obtaining shareholder approval.

In connection with its approval, the Board considered materials provided in advance of the May 2025 Approval Meeting that detailed, among other things, the terms of the Transaction, the post-Transaction ownership and control structure of Stephens, the financial condition of Stephens, and the continuity of services expected to be provided by Stephens after the Transaction. The Board also considered the terms of the New Stephens Sub-advisory Agreement and noted that the terms of the New Stephens Sub-advisory Agreement were materially the same as those of the Prior Stephens Sub-advisory Agreement, including with respect to the services provided by Stephens. The Board further noted that the New Stephens Sub-advisory Agreement would go into effect at the same time as the consummation of the Transaction.

In considering whether to approve the New Stephens Sub-advisory Agreement, the Board also took into account the materials and information presented to the Board at a Board meeting held via teleconference on May 2, 2025 (together with the May 2025 Approval Meeting, the “May 2025 Meetings”) in connection with the Board’s annual review of the Prior Stephens Sub-advisory Agreement.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s approval of the New Stephens Sub-advisory Agreement at the May 2025 Approval Meeting, and the conclusions made by the Board when determining to approve the New Stephens Sub-advisory Agreement.

In advance of the May 2025 Meetings, the Adviser and Stephens provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the New Stephens Sub-advisory Agreement. The information furnished by the Adviser and Subadviser included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Stephens; (ii) the Fund’s historical investment performance and the historical investment performance of the portion of the Fund’s portfolio (the “Stephens Allocated Portion”) managed by Stephens; (iii) Stephens’ personnel, including portfolio managers; (iv) the investment practices and techniques used by Stephens in managing the Stephens Allocated Portion of the Fund; (v) the Fund’s overall fees and operating expenses, compared with those of a category and a peer group of mutual funds; (vi) the sub-advisory fees payable to Stephens; (vii) Stephens’ compliance policies and procedures; (viii) the financial condition of Stephens; and (ix) other “fall-out” benefits Stephens may receive based on its relationships with the Fund. At the May 2025 Meetings, representatives of the Adviser made presentations and responded to questions regarding services, fees, and other aspects of the Fund’s advisory relationships with the Adviser and Stephens.

At periodic Board meetings over the course of the year prior to the May 2025 Meetings, representatives of the Adviser furnished reports and other information to the Board regarding the investment performance of the Fund and the Stephens Allocated Portion, the services provided to the Fund by the Adviser and Stephens, and compliance and operations matters related to the Trust, the Fund, the Adviser, and Stephens.

Throughout the evaluation process, including at the May 2025 Meetings, the Trustees received advice from Fund counsel, and the Independent Trustees received separate advice from their independent legal counsel, including detailed memoranda from independent legal counsel regarding the legal standards applicable to the consideration of approval of the New Stephens Sub-advisory Agreement. The Independent Trustees met outside the presence of the Interested Trustees, Trust officers and representatives of the Adviser and Stephens to discuss the New Stephens Sub-advisory Agreement and the services to be provided by Stephens.

In considering the approval of the New Stephens Sub-advisory Agreement, the Board considered various factors, as discussed in further detail below. The Board’s determination to approve the New Stephens Sub-advisory Agreement was based on a comprehensive consideration of all information provided to the Board. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services provided by Stephens. The Board considered the nature, extent and quality of the services provided to the Stephens Allocated Portion of the Fund by Stephens , including Stephens’ role in the day-to-day management of the Stephens Allocated Portion of the Fund’s portfolio. The Board also evaluated the Adviser’s oversight of Stephens, which includes continuous analysis of, and regular discussions with Stephens about, the investment strategies and performance of the Stephens Allocated Portion of the Fund’s portfolio allocated to Stephens, and periodic on-site and other meetings with Stephens.

The Board considered Stephens’ operations, including personnel and other resources devoted to supporting such operations. The Board noted the retention of key personnel involved in portfolio management of the Stephens Allocated Portion of the Fund, as well as their succession planning practices to ensure continuity of services to the Fund. The Board considered Stephens’ ability to attract and retain qualified investment professionals and the experience and skills of management and investment personnel of Stephens. The Board also noted the compliance program and compliance experience of Stephens.

The Board considered that the Transaction is not expected to result in any material changes in the services that Stephens provides to the Stephens Allocated Portion of the Fund nor any changes in the personnel providing portfolio management services to the Stephens Allocated Portion of the Fund, the investment philosophy or investment and risk processes.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Stephens is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the New Stephens Sub-advisory Agreement.

2. Fees and Other Expenses. The Board noted that the Adviser has contractually agreed to waive its advisory fees to the extent advisory fees payable to the Adviser exceed the sub-advisory fees paid to the subadvisers to the Fund, including Stephens for the management of the Stephens Allocated Portion. The Board noted that the Adviser may terminate this waiver arrangement without Board approval effective upon the end of the then current one-year period, by providing the Board written notice of such termination. The Board further noted that the Adviser has irrevocably agreed not to exercise its right to terminate the waiver arrangement upon the end of the current one-year period, resulting in the arrangement continuing until at least October 28, 2026. The Board also noted that the sub-advisory fees payable under the New Stephens Sub-advisory Agreement would remain the same as those payable under the Prior Stephens Sub-advisory Agreement.

The Board also reviewed comparative fee information provided by Stephens regarding fees that it charged to other clients with investment strategies similar to those utilized for the Allocation Portion of the Fund. The Board reviewed information about structural, operational and other differences, including the amount of assets being managed and the range of services provided, between such other clients and the allocated portion of the Fund.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees are reasonable in light of the nature, extent and quality of the services rendered by Stephens.

3. The Fund’s Investment Performance Record. In each of its regular meetings, the Board receives information on the investment performance of the Fund, including net performance, relative ranking within the Fund’s Morningstar category and performance compared to benchmark index returns. At each quarterly meeting, members of the Adviser’s Portfolio Solutions Team reviewed with the Board the economic and market environment, risk management and style consistency in connection with management of the Fund. The Board considered the Fund’s investment performance over the one-year, three-year, five-year and since inception periods.

In connection with the May 2025 Meetings, the Board reviewed the investment performance of the Fund for applicable periods ended December 31, 2024 on an absolute basis and in comparison to the Fund’s Morningstar category, peer group and benchmark index, each as independently selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of mutual fund industry data.

The Board observed that the Fund outperformed its peer group median for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its Fund benchmark index for the one- and five-year periods and underperformed its Fund benchmark index for the three-year period.

The Board also reviewed the performance of the Stephens Allocated Portion of the Fund for applicable periods ended December 31, 2024 and noted that the Stephens Allocated Portion outperformed the Fund’s benchmark index for the five-year period and underperformed the Fund’s benchmark index for the one- and three-year periods.

Taking into account the performance information referenced above and other performance information deemed relevant by the Board, the Board concluded that the investment performance generated by the Subadviser was generally satisfactory.

4. Profitability and Economies of Scale. The Board did not consider the profitability of Stephens to be a material factor, given that Stephens is not affiliated with the Adviser and, therefore, the fees were negotiated at arm’s length. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process.

5. Indirect Benefits. The Board considered that Stephens may derive a benefit to its reputation and standing in the investment community from its relationship with the Fund. The Board also noted that Stephens may use soft dollars generated from executing Fund portfolio trades to purchase research, which could be viewed as a fall-out benefit to Stephens to the extent Stephens uses the research generated from such trading activities across its client base.

CONCLUSION

In considering whether to approve the New Stephens Sub-advisory Agreement, the Board considered not only the specific information presented in connection with the May 2025 Meetings, but also the knowledge gained regarding Stephens over time through previous interactions with Stephens.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously approved the New Stephens Sub-advisory Agreement.

THE BOARD’S CONSIDERATIONS IN APPROVING THE FEDERATED MDT’s SUB-ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, a fund’s advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the fund; and (ii) by a vote of a majority of the Independent Trustees, cast at a meeting called for the purpose of voting on such approval. The Board of the Trust must determine whether to initially approve and, after an initial two-year term, to approve annually the continuance of the Federated MDT Sub-advisory Agreement.

At the November Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Federated MDT Sub-advisory Agreement among Olive Street, Federated MDT, and the Trust, on behalf of the Fund for an initial two-year term.

Pursuant to an exemptive order obtained by the Adviser and the Trust from the SEC, the Adviser is permitted, subject to certain conditions, to select new subadvisers for each series of the Trust with the approval of the Board but without obtaining shareholder approval.

In advance of the November Meeting, the Adviser and Federated MDT provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the Federated MDT Sub-advisory Agreement. The information furnished by the Adviser and Subadviser included materials describing, among other matters: (i) the nature, extent and quality of the services proposed to be provided by Federated MDT; (ii) Federated MDT’s investment management personnel, including the portfolio managers and other investment personnel that would be involved in managing the allocated portion of the Fund’s portfolio (the “Federated MDT Allocated Portion”); (iii) Federated MDT’s financial condition; (iv) Federated MDT’s investment philosophy and investment process that would be used to manage the Federated MDT Allocated Portion; (v) the sub-advisory fees proposed to be payable to Federated MDT; (vi) Federated MDT’s compliance policies and procedures; (vii) the investment performance of another mutual fund managed by Federated MDT employing strategies similar to the strategy proposed to be employed by Federated MDT in managing the Federated MDT Allocated Portion; and (viii) other “fall out” benefits that Federated MDT may receive based on its relationship with the Fund. The materials also included information from the Adviser regarding its review and assessment of various matters regarding Federated MDT, including the Adviser’s recommendation to select Federated MDT as a new subadviser to the Fund. In addition, at the November Meeting and at a meeting of the Board held on November 5, 2025, representatives of the Adviser and representatives of Federated MDT (with respect to the November 5, 2025 meeting) made presentations and responded to questions regarding Federated MDT’s proposed services, fees, and other aspects of the proposed sub-advisory relationship as well as the Adviser’s Fund design goals related to the proposed sub-advisory relationship.

Throughout the evaluation process, including at the November Meeting, the Trustees received advice from Fund counsel, and the Independent Trustees received separate advice from their independent legal counsel, including detailed memoranda from independent legal counsel regarding the legal standards applicable to the consideration of the approval of the Federated MDT Sub-advisory Agreement. The Independent Trustees met separately outside the presence of the interested Trustees, Trust officers and representatives of the Adviser and Federated MDT to discuss the materials presented and other matters deemed relevant to their consideration of the Federated MDT Sub-advisory Agreement.

In considering whether to approve the Federated MDT Sub-advisory Agreement, the Board considered information and factors that it deemed relevant, including, but not limited to, the information and factors discussed in further detail below. The Board’s determination to approve the Federated MDT Sub-advisory Agreement was based on a comprehensive consideration of all information provided to the Board. The Board did not identify any particular information or consideration that was all important or controlling, and each individual Trustee may have attributed different weights to various factors and information.

1. The nature, extent and quality of the services to be provided by Federated MDT. The Board considered the nature, extent and quality of the services proposed to be provided to the Federated MDT Allocated Portion of the Fund by Federated MDT, including its responsibilities for day-to-day management of the Federated MDT Allocated Portion of the Fund’s portfolio. The Board considered the portfolio management services and investment research capabilities and investment philosophy and process proposed to be provided to the Federated MDT Allocated Portion by Federated MDT, including how Federated MDT’s investment philosophy and process complement those of the other subadvisers that manage other portions of the Fund. The Board also reviewed the background and experience of the Subadviser’s portfolio management personnel that will have a role in the day-to-day management of the Federated MDT Allocated Portion. The Board considered Federated MDT’s ability to attract and retain qualified investment professionals, the experience and skills of management and investment personnel of Federated MDT, and Federated MDT’s reputation and overall financial strength. The Board also noted Federated MDT’s succession planning practices to ensure continuity of services to the Fund.

The Board also considered other services to be provided to the Federated MDT Allocated Portion under the Adviser’s oversight, such as monitoring adherence to the Fund’s investment restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations, monitoring valuation and liquidity, selecting broker-dealers to execute portfolio transactions and conducting other trading operations. The Board considered the report of the chief compliance officer of the Trust regarding the due diligence review of Federated MDT’s compliance program and other operational matters, and the chief compliance officer’s conclusion that Federated MDT’s compliance program is reasonably designed and effectively implemented to prevent violations of the federal securities laws with respect to its services to be provided to the Federated MDT Allocated Portion and that Federated MDT has adopted procedures reasonably necessary to prevent its access persons from violating Federated MDT’s code of ethics.

Based on these considerations, the Board concluded, within the context of its full deliberations, that Federated MDT is capable of providing services of the nature, extent and quality contemplated by the terms of the Federated MDT Sub-advisory Agreement.

2. Fees and Other Expenses. The Board reviewed the sub-advisory fees proposed to be payable to Federated MDT. The Board also reviewed comparative fee information provided by Federated MDT, including information from Federated MDT regarding the fees charged to a mutual fund for which Federated MDT serves as primary investment adviser and that has investment objectives and investment strategies similar to those that Federated MDT proposes to utilize for the Federated MDT Allocated Portion (the “Other Mutual Fund Client”). The Board reviewed information about structural, operational and other differences, including the amount of assets being managed and the range of services provided, between the Other Mutual Fund Client and the Federated MDT Allocated Portion.

The Board considered the anticipated impact of Federated MDT’s fee on the Fund’s overall expenses, noting that the Adviser has contractually agreed to waive its management fees for the Fund to the extent management fees to be paid to the Adviser exceed the aggregate sub-advisory fees to be paid to each subadviser to the Fund, including the proposed fees to be paid to Federated MDT for the management of the Federated MDT Allocated Portion. The Board noted that the hiring of Federated MDT (together with the reallocation of assets from a terminated subadviser of the Fund to Federated MDT) is expected to result in an approximately one basis point reduction to the Fund’s overall expenses at Fund asset levels as of September 30, 2025. The Board further noted that the sub-advisory fees would not cause the Fund’s shareholders to pay management fees above the Adviser’s contractual management fee. The Board noted that the Adviser may not terminate its management fee waiver arrangement without Board approval until October 28, 2026, at the earliest.

Based on these considerations, the Board concluded, within the context of its full deliberations, that the proposed sub-advisory fees payable under the Federated MDT Sub-advisory Agreement are reasonable in light of the nature, extent and quality of the services expected to be rendered by Federated MDT.

3. Federated MDT’s Investment Performance Record. Because Federated MDT, if approved, would be new to the Fund, the Board was not able to evaluate Federated MDT’s actual investment performance record for the Federated MDT Allocated Portion. However, the Board received and considered information about the investment performance of Federated MDT, including, for purposes of considering the investment skill and experience of Federated MDT, performance data showing Federated MDT’s capabilities in managing the Other Mutual Fund Client. The Board also noted that it would have an opportunity to review Federated MDT’s actual performance record for the Federated MDT Allocated Portion of the Fund at future regular meetings of the Board and in connection with future annual reviews of the Federated MDT Sub-advisory Agreement.

4. Profitability and Economies of Scale. The Board did not consider profitability of Federated MDT to be a material factor in its determination, given that Federated MDT is not affiliated with the Adviser and the Board received representations from the Adviser and Federated MDT that the proposed sub-advisory fees are the result of an arm’s length negotiation. Further, the Board was satisfied that the Adviser employed a rigorous sub-advisory fee negotiation process. The Board also considered information about whether the Fund’s fee structure is designed to share the benefits of economies of scale with shareholders as the Fund’s assets grow. In this regard, the Board noted that Federated MDT has agreed to contractual breakpoints in its fee schedule, which would accrue to the benefit of Fund shareholders in light of the Adviser’s contractual management fee waiver.

5. Indirect Benefits. The Board considered other benefits to Federated MDT from its proposed relationship with the Fund. The Board noted that Federated MDT may derive a benefit to its reputation and standing in the investment community from its proposed relationship with the Fund.

CONCLUSION

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, and the Independent Trustees voting separately, approved the Federated MDT Sub-advisory Agreement for an initial two-year term.

DESCRIPTION OF THE MATERIAL TERMS OF THE SUB-ADVISORY AGREEMENTS

Set forth below is a summary of all material terms of the Sub-advisory Agreements. The terms of each Sub-advisory Agreement are the same in all material respects unless otherwise noted below. Although the summary below is qualified in its entirety by reference to the New Stephens Sub-advisory Agreement included as Exhibit A hereto and the Federated MDT Sub-advisory Agreement included as Exhibit B hereto, shareholders should still read the summary below carefully.

INVESTMENT SUB-ADVISORY SERVICES

Subject to the supervision of the Board and the Adviser, each Subadviser shall manage the investments of its allocated portion of the Fund’s assets (“Allocated Portion”) in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to each Subadviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of

1986, as amended. From time to time, the Adviser or the Fund may provide a Subadviser with written copies of other investment policies, guidelines and restrictions applicable to the Subadviser’s management of its Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, each Subadviser shall have full discretionary authority to manage the investment of the assets of its Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to its Allocated Portion.

In addition, each Subadviser will, at its own expense:

•

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding its Allocated Portion and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

•

submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) (with respect to the New Stephens Sub-advisory Agreement) or the Adviser (with respect to the Federated MDT Sub-advisory Agreement) in its determination of the market value of securities held in the Fund;

•

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

•	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;

•	place orders for purchases and sales of portfolio investments with respect to its Allocated Portion;

•	give instructions to the Custodian concerning the delivery of securities and transfer of cash with respect to its Allocated Portion;

•

as soon as practicable after the close of business each day, but no later than the communicated deadline, provide the Custodian with electronic copies of trade tickets for each transaction effected for its Allocated Portion by the Subadviser, provide electronic copies of such trade tickets to the Adviser and the Fund upon request, and promptly forward to the Custodian electronic copies of all brokerage or dealer confirmations received by the Subadviser;

•

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for its Allocated Portion during the month by the Subadviser, a summary listing all investments attributable to transactions of the Subadviser that are held in its Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that the Subadviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

•

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer (“CCO”) of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the CCO of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Subadviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Subadviser’s compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Subadviser’s annual compliance report as required by Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) (d) copies of any correspondence between the Subadviser and a regulatory agency in connection with regulatory examinations or proceedings, and (e) upon request, a certificate of the CCO of the Subadviser to the effect that the policies and procedures of the Subadviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

•

comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, the “Fund Procedures”) provided to the Subadviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Subadviser;

•

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any material amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

•	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing;

•

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate the applicable Sub-advisory Agreement or any proposed amendments thereto for the purposes of approving such Agreement, the renewal thereof or any amendment thereto;

•

to the extent called for by the Fund Procedures (with respect to the Federated MDT Sub-advisory Agreement), or as reasonably requested by the Fund (or, with respect to the Federated MDT Sub-advisory Agreement, the Adviser), provide the Fund (and/or, with respect to the Federated MDT Sub-advisory Agreement, the Adviser) with information and advice regarding assets in its Allocated Portion to assist the Fund (and, with respect to the Federated MDT Sub-advisory Agreement, the Adviser) in determining the appropriate valuations of such assets, the appropriate pricing sources for such assets, and whether pricing information provided by the Fund’s pricing agents is reasonable; and, with respect to the Federated MDT Sub-advisory Agreement, (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program;

•

file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934, with respect to its duties under the respective Sub-advisory Agreement;

•

except as necessary to perform its duties and obligations under the Sub-advisory Agreement (with respect to the Federated MDT Sub-advisory Agreement), or except as otherwise permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

•

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Subadviser, the manner in which the Subadviser manages its Allocated Portion and information relating to the Subadviser (the “Subadviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

INDEMNIFICATION

Each Subadviser is obligated to indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses): (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the applicable Subadviser Disclosure; and (ii) resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Subadviser’s obligations under the applicable Sub-advisory Agreement, or from the Subadviser’s reckless disregard of its obligations and duties under such Sub-advisory Agreement; provided, however, that the Subadviser’s obligation shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under such Sub-advisory Agreement.

The Adviser is obligated to indemnify and hold harmless each Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under the applicable Sub-advisory Agreement, or from the Adviser’s reckless disregard of its obligations and duties under such Sub-advisory Agreement; provided, however, that the Adviser’s obligation under such Sub-advisory Agreement is reduced to the extent that the claim against, or the loss, liability or damage experienced by the Subadviser, is caused by or is otherwise directly related to the Subadviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under such Sub-advisory Agreement.

LIMITATION OF LIABILITY

Each Subadviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Subadviser in violation of the Fund’s investment policies, investment guidelines and applicable law. Each Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to it by the Adviser or the Fund, and only with respect to its applicable Subadviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of a Subadviser, the Subadviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Subadviser.

MAINTENANCE OF BOOKS AND RECORDS

Under the Sub-advisory Agreements, each Subadviser is required to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities under the applicable Sub-advisory Agreement required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities under the applicable Sub-advisory Agreement required by Rule 204-2 under the Advisers Act for the period specified in that rule. Notwithstanding the foregoing, each Subadviser has no responsibility for the maintenance of the Fund’s records, except for those related to its Allocated Portion.

REPORTING OBLIGATION

Each Subadviser has an obligation to provide prompt notice to the Adviser and the Fund about developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of its Allocated Portion, material changes in the investment processes (and/or, with respect to the Federated MDT Sub-advisory Agreement, methodologies) used to manage its Allocated Portion, any changes in senior management, operations, financial condition or ownership of the Subadviser’s firm, and the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. Each Subadviser shall immediately notify the Adviser and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to its applicable Sub-advisory Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). Each Subadviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

DURATION AND TERMINATION

The New Stephens Sub-advisory Agreement was approved by the Board at the May 2025 Approval Meeting, to be effective upon the closing of the Transaction, and the Federated MDT Sub-advisory Agreement was approved by the Board at the August Meeting. Each Sub-advisory Agreement will continue in effect for an initial term of two years and is scheduled to continue in effect for subsequent periods only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that each Sub-advisory Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the applicable Subadviser, or (c) by the applicable Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. Each Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment (as defined under the 1940 Act), or in the event of a termination of the Adviser’s investment advisory agreement with the Trust, on behalf of the Fund.

GOVERNING LAW

The Sub-advisory Agreements are governed by construed in accordance with the substantive laws of the State of Delaware.

ADDITIONAL INFORMATION ABOUT OLIVE STREET, STEPHENS AND FEDERATED MDT

ADDITIONAL INFORMATION ABOUT OLIVE STREET

Olive Street, located at 12555 Manchester Road, St. Louis, Missouri 63131, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Olive Street dated July 10, 2013, as amended. As investment adviser, Olive Street manages the Fund pursuant to a manager-of-managers structure, whereby Olive Street has overall responsibility for the general management and day-to-day operations of the Fund but has retained one or more investment subadvisers to make the investment decisions for allocated portions of the Fund’s assets. For these services, the Fund pays Olive Street an annual fee of 0.64% of its average daily net assets. The Adviser has contractually agreed to waive its management fees through at least October 28, 2026, to the extent management fees to be paid to the Adviser exceed the aggregate management fees payable by the Fund to the Fund’s subadvisers.

For the fiscal year ended June 30, 2025, the Fund paid Olive Street advisory fees in the amount of $56,842,000. Of such advisory fees, Olive Street paid $29,087,000 to the Fund’s subadvisers and Olive Street waived $27,755,000.

ADDITIONAL INFORMATION ABOUT STEPHENS

Stephens, located at 111 Center Street, Suite 2110, Little Rock, Arkansas 72201, is the subadviser for the Stephens Allocated Portion of the Fund pursuant to the New Stephens Sub-advisory Agreement. Stephens is registered as an investment adviser with the SEC. Stephens is a subsidiary of SIH. SIH is a privately-held company with Warren Stephens as its sole beneficial owner. SIH holds a 92.5% financial interest and 25% voting interest in Stephens. The remaining 7.5% of financial interests and 75% of voting interests in Stephens are divided equally among trusts controlled by the children of Warren Stephens. As of December 31, 2025, Stephens had assets under management of approximately $7.86 billion.

Listed below are the names and titles of each principal executive officer and director of Stephens. The principal business address of each principal executive officer and director of Stephens is 111 Center Street, Suite 2110, Little Rock, Arkansas 72201.

Name	Title

Warren Simpson	Chief Executive Officer

Ryan Crane	Chief Investment Officer

Michael Nolte	Chief Operating Officer

Allison Rhodes	General Counsel and Chief Compliance Officer

Stephens currently acts as adviser to one other registered investment company with a similar investment objective to that of the Fund. The table below sets forth certain information with respect to the assets of the other registered investment company.

Fund Name	Assets of Investment Company (as of December 31, 2025)

Vanguard Explorer Fund	$3.47 billion

ADDITIONAL INFORMATION ABOUT FEDERATED MDT

Federated MDT, located at 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, is the subadviser for the Federated MDT Allocated Portion of the Fund pursuant to the Federated MDT Sub-advisory Agreement. Federated MDT is registered as an investment adviser with the SEC and was founded in 1997. Federated MDT is a wholly owned advisory subsidiary of parent company Federated Hermes, Inc. (“Federated Hermes”). Federated Hermes is publicly traded but privately controlled. Federated Hermes has shares of both Class A Common Stock (held by a Voting Shares Irrevocable Trust) and Class B Common Stock (listed on the New York Stock Exchange under the ticker symbol “FHI”).

Except under certain limited circumstances, the entire voting power of Federated Hermes is vested in the holder of the outstanding shares of the Class A Common Stock. All of the outstanding shares of Class A Common Stock are held by a Voting Shares Irrevocable Trust, dated May 31, 1989, for the benefit of certain members of the Donahue family. The three trustees of the Voting Trust are J. Christopher Donahue, Federated Hermes’ President and Chief Executive Officer and Chairman of the Federated Hermes Board; Thomas R. Donahue, Federated Hermes’ Vice President, Treasurer, and Chief Financial Officer, and a member of the Federated Hermes Board; and Ann C. Donahue, the wife of J. Christopher Donahue. As of December 31, 2025, Federated MDT had assets under management of approximately $30.6 billion.

Listed below are the names and titles of each director and principal executive officer of Federated MDT. The principal business address of each director and principal executive officer of Federated MDT is 1001 Liberty Avenue, Pittsburgh, PA 15222.

Name	Title

Federated MDTA Trust	Member

John Christopher Donahue	Chairman / Board of Managers

John Basil Fisher	President / CEO / Board of Managers

Thomas Robert Donahue	Board of Managers

Stephen Frank Auth	Chief Investment Officer

HBSS Acquisition Co.	Member

Richard Anthony Novak	Treasurer

George Frank Magera	Secretary

Stephen Paul Van Meter	Chief Compliance Officer

Federated MDT currently acts as adviser to one other registered investment company with a similar investment objective to that of the Fund. The table below sets forth certain information with respect to the assets of the other registered investment company.

Fund Name	Assets of Investment Company (as of December 31, 2025)

MDT Small Cap Growth Fund	$602.7 million

ADDITIONAL INFORMATION ABOUT THE FUND

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, serves as the Fund’s Administrator and Custodian.

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Fund’s Transfer Agent and dividend disbursing agent.

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as principal underwriter in a continuous public offering of the Fund’s shares.

PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this Information Statement.

COMMISSIONS PAID TO AFFILIATED BROKERS

For the fiscal year ended June 30, 2025, the Fund paid a total of $880 in aggregate brokerage commissions on portfolio transactions effected by an affiliated broker, Raymond James & Associates, Inc., representing 0.017% of the Fund’s total brokerage commissions. Raymond James & Associates, Inc., is an affiliated broker of the Fund by virtue of the fact that it and Eagle Asset Management, Inc., an investment subadviser to the Fund, are under the common control of Raymond James Financial, Inc.

BENEFICIAL OWNERSHIP OF SHARES

As of December 31, 2025, the following persons owned of record more than 5% of the shares of the Fund. On that date, the trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.

Name and Address	Number of Shares	Percent

Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO 63131-3729	578,410,601.246	99.9963%

The information as to beneficial ownership is based on statements furnished to the Fund by the trustees of the Trust and/or on the records of the Trust’s transfer agent.

ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund’s most recent annual report, semi-annual report or financial statements filed on Form N-CSR, shareholders of the Fund may visit www.bridgebuildermutualfunds.com/literature, call 1-855-823-3611, write to the Fund via e-mail at bridgebuilder@edwardjones.com, or write to the Fund at:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Fund shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-823-3611 or forward a written request to the following addresses if you would like to: (1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address:

Mailing Address:

Bridge Builder Trust

P.O. Box 219062

Kansas City, MO 64121-9062

Overnight Address:

Bridge Builder Trust

430 W 7th Street, Suite 219062

Kansas City, MO 64105-1407

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

EXHIBIT INDEX

Exhibit No.	Exhibit

(A)	Investment Sub-advisory Agreement (Stephens Investment Management Group, LLC) dated January 1, 2026

(B)	Investment Sub-advisory Agreement (Federated MDTA LLC) dated November 19, 2025

EXHIBIT (A)

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 1st day of January, 2026, and effective as of the “Effective Date”, as defined in Section 9 of the Agreement, by and among Stephens Investment Management Group, LLC, an Arkansas limited liability company located at 111 Center Street, Little Rock, AR 72201 (the “Sub-Adviser”), and Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO 63131 (the “Adviser”), and the Bridge Builder Trust, a Statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), on behalf of the series of the Trust indicated on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Funds, under the terms of an investment advisory agreement, dated August 1, 2013, as amended, between the Adviser and the Trust on behalf of the Fund (the “Advisory Agreement”), and

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Fund pursuant to investment sub-advisory agreements between the Fund, the Adviser and each such sub-adviser; and

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services;

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any “affiliated person” of it, as such term is defined in section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the advice and services to Trust and Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Acts, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any materials claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)	Plenary authority of the Board. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	The Declaration of the Trust as in effect on the date hereof;

(ii)	The By-laws of the Trust in effect on the date hereof;

(iii)	The resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	The Advisory Agreement;

(v)	The Code of Ethics of the Trust and of the Adviser as currently in effect; and

(vi)	Current copies of the Fund’s Prospectus and Statement of Additional Information.

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material Amendments of or material supplements to the foregoing, if any.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet;

(iii)	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the custodian (the “Custodian”) and accounting agent of the Fund’s assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself of the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to its services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the

rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)	submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian in its determination of the market value of securities held in the Fund;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

in accordance with the deadline provided to the Sub-Adviser by the Fund or Adviser (or their agents, such as the Custodian), the Sub-Adviser shall, as soon as practicable after the close of business each day, but no later than the communicated deadline, provide the Custodian with electronic copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-Adviser. In addition, the Sub-Adviser shall provide electronic copies of such trade tickets to the Adviser and the applicable Fund upon request, and promptly forward to the Custodian electronic copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1);

(j)

comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, the “Fund Procedures”) provided to the Sub-Adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto; and

(n)

as reasonably requested by the Fund, provide the Fund with information and advice regarding assets in the Allocated Portion to assist the Fund in determining the appropriate valuation of such assets and the appropriate pricing sources for such assets and whether pricing information provided by the Fund’s pricing agents is reasonable;

(o)

file with the SEC any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the “Exchange Act”), with respect to its duties as are set forth herein;

(p)

except as permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades) and;

(q)

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission (the “SEC”) (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules and any other applicable state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

4.	PROXY VOTING

(a)

The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies. Absent specific instructions to the contrary provided to it by the Adviser or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policies as most recently provided to the Adviser and the Trust.

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of its shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	Except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)

Salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings and equipment reasonably necessary to provide its sub-advisory services the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Fund or adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-Adviser to which neither the Fund nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser voluntarily may reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the

Allocated Portion’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer – viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund. In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restriction of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Section 3 hereof. The Sub-Adviser shall have the responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

Except as set forth above, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective once all of the following have occurred: (i) upon the change of control as a result of certain changes to the ownership interests of Stephens Investments Holdings, LLC, the Sub-Advisor’s parent company, held by Warren A. Stephens; (ii) upon approval of the Agreement by the Trust’s Board of Trustees; (iii) its execution by the parties hereto (the “Effective Date”). Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act.

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that the Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require the Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or the for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Fund’s or the Adviser’s request, provided, however, that the Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, the Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (”Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (”The G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Financial Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund’s service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Fund, materials changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co. L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

Sub-Adviser:	Stephens Investment Management Group, LLC 111 Center Street, 21st Floor Little Rock, AR 72201

Trust/Fund:	Bridge Builder Trust 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

22.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

24.	CHANGE IN THE SUB-ADVISER’S OWNERSHIP

The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

25.	COUNTERPARTS

This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By:	/s/ Linda Bannister

Name:	Linda Bannister

Title:	President

BRIDGE BUILDER TRUST
on behalf of the series listed on Schedule A hereto

By:	/s/ Evan Posner

Name:	Evan Posner

Title:	President

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC
(Sub-Adviser)

By:	/s/ Mike Nolte

Name:	Mike Nolte

Title:	Chief Operating Officer

Schedule A

Funds and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate
Bridge Builder Small/Mid Cap Growth Fund

Exhibit (B)

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the 19th day of November, 2025, by and among Federated MDTA LLC, a limited liability company located at 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110 (the “Sub-Adviser”), Olive Street Investment Advisers, LLC, a Missouri limited liability company located at 12555 Manchester Road, St. Louis, MO 63131 (the “Adviser”), and the Bridge Builder Trust, a Delaware statutory trust located at 12555 Manchester Road, St. Louis, MO 63131 (the “Trust”), on behalf of each series of the Trust indicated on Schedule A to this Agreement (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has retained the Adviser to perform investment advisory services for the Funds, under the terms of an investment advisory agreement, dated July 10, 2013, as amended, between the Adviser and the Trust on behalf of the Funds (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that the Adviser may retain one or more sub-advisers, subject to the approval of the Trust’s Board of Trustees (the “Board”), including a majority of trustees of the Board who are not “interested persons” of the Adviser (the “Independent Trustees”), in accordance with the requirements of the 1940 Act, to render portfolio management services to the Funds pursuant to investment sub-advisory agreements between the Trust, the Adviser and each such sub-adviser;

WHEREAS, the Trust’s Board has duly consented to and approved the appointment of the Sub-Adviser to provide investment advisory services (the “Services”) to a portion of the assets of the Fund allocated to the Sub-Adviser (the “Allocated Portion”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser to provide the Services to the Allocated Portion in the manner and on the terms set out in this Agreement, and the Sub-Adviser desires to provide such Services.

NOW, THEREFORE, WITNESSETH: The parties hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

(a)

Acceptance. The Adviser hereby appoints the Sub-Adviser, and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as an investment adviser to the Fund with respect to the Allocated Portion.

(b)

Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized in this Agreement or another writing by the Trust or Adviser to the Sub-Adviser, have no authority to act for or be deemed an agent of the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund.

(c)

The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that (i) it has all requisite power and authority to enter into and perform its obligations under this Agreement; (ii) it has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; (iii) neither it nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act; (iv) it is duly registered as an adviser under the Advisers Act; and (v) except as otherwise specified herein, it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Adviser.

The Sub-Adviser further represents, warrants, and agrees that it shall:

(i)	Use its best judgment and efforts in rendering the Services to the Trust and the Fund as contemplated by this Agreement;

(ii)	Maintain all licenses and registrations necessary to perform its duties and Services hereunder in good order;

(iii)	Conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, and any other applicable state and/or self-regulatory organization regulations; and

(iv)

Maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any materials claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(d)

The Adviser’s Representations. The Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Adviser further represents, warrants and agrees that it has the authority under the Advisory Agreement to appoint the Sub-Adviser.

(e)	Plenary Authority of the Board. The Sub-Adviser and Adviser both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board.

2.	DELIVERY OF DOCUMENTS.

(a)	The Adviser has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

(i)	The Declaration of the Trust as in effect on the date hereof;

(ii)	The By-laws of the Trust in effect on the date hereof;

(iii)	The resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

(iv)	The Advisory Agreement;

(v)	The Code of Ethics of the Trust and of the Adviser as currently in effect;

(vi)	Current copies of the Fund’s Prospectus and Statement of Additional Information; and

(vii)

A statement of the investment objectives and policies of the Fund and any specific investment guidelines, limitations or restrictions applicable to the Allocated Portion (collectively, the “Investment Guidelines”).

The Adviser shall furnish the Sub-Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. The Adviser retains the right, on written notice to the Sub-Adviser from the Adviser, to modify the Investment Guidelines in any manner at any time and the Sub-Adviser shall comply with the amended Investment Guidelines within a reasonable amount of time after receipt.

(b)	The Sub-Adviser has furnished or will furnish the Adviser with copies of each of the following documents:

(i)	the Sub-Adviser’s most recent registration statement on Form ADV;

(ii)	the Sub-Adviser’s most recent balance sheet;

(iii)

separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions with respect to the Services to the custodian (the “Custodian”) and accounting agent of the Fund’s assets;

(iv)	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

(v)	the Sub-Adviser’s proxy voting policies as currently in effect; and

(vi)

complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Adviser may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any. Additionally, the Sub-Adviser shall provide to the Adviser such other documents relating to the Services under this Agreement as the Adviser may reasonably request on a periodic basis. Such amendments or supplements shall be provided within thirty (30) days of the time such materials became available to the Sub-Adviser.

3.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES

Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall manage the investments of the Allocated Portion in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser, and in compliance with the Investment Guidelines furnished pursuant to Section 2(a), requirements applicable to registered investment companies under applicable laws, including, but not limited to, the 1940 Act, the Commodity Exchange Act (the “CEA”) and the rules of the National Futures Association (the “NFA Rules”), and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property and assets comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)

advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Allocated Portion and, upon request, furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies and on the performance of its obligations under this Agreement;

(b)

submit such reports and information as the Adviser or the Fund may reasonably request to assist the Adviser and the Fund in their determination of the market value of securities held in the Fund; provided, however, that the Sub-Adviser is not responsible for valuing or pricing the securities and other assets held by the Fund;

(c)

obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund;

(d)	employ professional portfolio managers and, if deemed necessary, securities analysts who provide research services to the Fund;

(e)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(f)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

(g)

in accordance with the deadline provided to the Sub-Adviser by the Fund or Adviser (or their agents, such as the Custodian), the Sub-Adviser shall, as soon as practicable after the close of business each day, but no later than the communicated deadline, provide the Custodian with electronic copies of trade tickets for each transaction effected for the Allocated Portion by the Sub-Adviser. In addition, the Sub-Adviser shall provide electronic copies of such trade tickets to the Adviser and the applicable Fund upon request, and promptly forward to the Custodian electronic copies of all brokerage or dealer confirmations received by the Sub-Adviser;

(h)

as soon as practicable following the end of each calendar month, provide the Adviser and the Fund with written statements showing all transactions effected for the Allocated Portion during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held in the Allocated Portion as of the last day of the month, and such other information as the Adviser or the Fund may reasonably request in connection with any accounting or marketing services that the Adviser provides for the Fund. The Adviser and the Fund acknowledge that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(i)

to the extent reasonably requested by the Trust or the Adviser, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Trust or the Adviser with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) reports of any violations of the Sub-Adviser’s compliance policies and procedures, or summaries thereof, that occurred in connection with the provision of services to the Fund, (c) a copy of the Sub-Adviser’s annual written compliance report as required by Rule 206(4)-7 of the Advisers Act, (d) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings that may impact the Services provided to the Fund, and (e) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1) in connection with the Sub-Adviser’s services to the Fund;

(j)

as applicable to the Sub-Adviser’s responsibilities under this Agreement, comply with all procedures and policies adopted or approved by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1 and 17j-1 under the 1940 Act, and the Pricing and Valuation Procedures (together, the “Fund Procedures”) provided to the Sub-Adviser by the Adviser or the Fund and notify the Adviser as soon as reasonably practicable upon (a) detection of any breach of such Fund Procedures or (b) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

(k)

maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any material amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in Rule 17j-1, from violating its Code of Ethics;

(l)	promptly complete and return to the Adviser or the Trust any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

(m)

furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

(n)

to the extent called for by the Fund Procedures, or as reasonably requested by the Fund or Adviser, provide the Fund and/or Adviser with information and advice regarding assets in the Allocated Portion to assist the Fund and Adviser, in connection with the Fund’s and Adviser’s obligations, with (i) determining the appropriate fair value of such assets, the appropriate pricing sources for such assets, and whether pricing information provided by the Fund’s pricing agents is reasonable (ii) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Fund’s liquidity classification agents is reasonable; and (iii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Fund’s derivatives risk management program; provided, however, that the Sub-Adviser is not responsible for valuing or pricing the securities and other assets held by the Fund;

(o)

file with the Securities and Exchange Commission (the “SEC”) any report on Form 13F or Schedule 13G and any amendments thereto, required by the Securities Exchange Act of 1934 (the “Exchange Act”), with respect to its Services to the Fund;

(p)

except as necessary to perform its duties and obligations under this Agreement or except as otherwise permitted by the Fund Procedures, shall treat confidentially, and shall not disclose without the consent of the Fund, all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades); and

(q)

upon request, will review the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, the “Disclosure Documents”) in order to ensure that, with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser provides Services to the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

In providing Services under this Agreement, the Sub-Adviser shall (i) maintain all licenses and registrations necessary to perform its duties hereunder in good order; (ii) conduct its operations at all times in conformance with the Advisers Act, the 1940 Act, the CEA, the NFA Rules, any other applicable federal regulations and state and/or self-regulatory organization regulations; and (iii) maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with their approval of this Agreement.

The Fund or its agent will provide information to the Sub-Adviser regarding such matters as inflows to, and outflows from, the Allocated Portion and the cash requirements of, and cash available for investment in, the Allocated Portion. The Fund or its agent will provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate for the Sub-Adviser to perform its responsibilities hereunder.

The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in the Fund, the Sub-Adviser shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions. The Sub-Adviser shall have authority to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to portfolio investments of the Allocated Portion, including, without limitation, processing or responding to all corporate actions or similar items.

4.	PROXY VOTING

(a)

The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request, for one or more specific proxy proposals as specified by the Adviser or Fund, that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the instructions of the Fund or Advisor. Absent specific instructions to the contrary provided to it by the Adviser or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Allocated Portion of the Fund in accordance with the Sub-Adviser’s proxy voting policies as most recently provided to the Adviser and the Trust.

(b)	The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

(c)

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC, including Form N-PX, with respect to the Allocation Portion of the Fund. The Sub-Adviser shall supply updates of this record to the Adviser or any authorized representative of the Adviser, or to the Fund on a quarterly basis (or more frequently, upon the request of the Adviser). The Sub-Adviser shall provide the Adviser and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion and any material changes to such policies and procedures.

5.	ALLOCATION OF EXPENSES

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Adviser specifically agrees that the Sub-Adviser shall not be responsible for the following expenses:

(a)	fees and expenses incurred in connection with the issuance, registration and transfer of the Fund’s shares;

(b)	brokerage and commission expenses incurred by the Fund;

(c)

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its Custodian, shareholder services agent and accounting services agent;

(d)	interest charges on any Fund borrowings;

(e)

costs and expenses of pricing and calculating its daily net asset value (including, without limitation, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act, except for the expenses incurred by the Sub-Adviser in connection with its services under Section 13 hereunder, which are expenses of the Sub-Adviser;

(f)	Fund taxes, if any;

(g)	except as stated below, expenditures in connection with meetings of the Fund’s shareholders and the Board;

(h)

salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee;

(i)	insurance premiums on property or personnel of the Fund which inure to the Fund’s benefit, including liability and fidelity bond insurance;

(j)	legal, auditing and accounting fees of the Fund and trade association dues or educational program expenses of the Trust or the Board; and

(k)

fees and expenses (including legal fees) of registering and maintaining registration of the Fund’s shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space, furnishings and equipment reasonably necessary to provide the Services to the Fund hereunder, and (ii) the costs of any special Board meetings or shareholder meetings convened at the request of the Sub-Adviser.

Additionally, the Sub-Adviser agrees that the Sub-Adviser shall be responsible for reasonable expenses incurred by the Fund or Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-Adviser to which neither the Fund nor the Adviser is a party. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Advisory Agreement or any other agreement to which they are parties.

6.	SUB-ADVISORY FEES

(a)

Each Fund shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all Services furnished or provided to such Fund pursuant to this Agreement a fee, based on the Current Net Assets (as defined below) of the Allocated Portion, as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Allocated Portion accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of sub-advisory fee accrued for any day, “Current Net Assets” shall mean the Allocated Portion’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to any day that the value of the Current Net Assets of the Allocated Portion equals zero.

(b)

The Sub-Adviser may voluntarily reduce any portion of the fees due to it pursuant to this Agreement. Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Sub-Adviser hereunder.

7.	PORTFOLIO TRANSACTIONS

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Allocated Portion’s portfolio (the “Portfolio”) and shall use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. The Sub-Adviser may take into consideration, among other things, the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this paragraph. Such records shall be made available to the Fund or Adviser upon request.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer – viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act and the rules and regulations thereunder and any exceptions as may be granted by the SEC or the SEC staff under the 1940 Act.

The Adviser and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain accounts for trading in securities and other investments (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund. In addition, in connection with establishing such brokerage accounts, the Adviser and the Fund authorize and empower the Sub-Adviser to execute for the Fund as its agent and attorney-in-fact reasonable and customary customer agreements and other documentation in connection therewith, such as International Swaps and Derivatives Association (ISDA) agreements and futures and options account agreements, with brokers, dealers, and/or futures commission merchants as the Sub-Adviser shall select as provided above. Subject to applicable law, including the custody requirements under the 1940 Act, the Sub-Adviser may, using such of the securities and other investments of the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers or to a collateral account established with the Custodian as the Sub-Adviser deems desirable or appropriate and as is required by applicable law. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian, except as otherwise permitted by applicable law. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

8.	LIABILITY; STANDARD OF CARE AND INDEMNIFICATION

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 3 above) comply with the investment policies, guidelines and restrictions of the Fund and the Investment Guidelines; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Fund and/or the Adviser for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of the first paragraph of Section 3 hereof. The Sub-Adviser shall have the responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Adviser or the Fund, and only with respect to the Sub-Adviser Disclosure in such Disclosure Documents.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any federal securities law or state law.

The Sub-Adviser shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; and (ii) resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser or Fund, the Adviser or Fund shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation for any error of judgment, for any mistake of law, for any act or omission by the Adviser or the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Sub-Adviser may have under any federal securities law or state law.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 8 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith, or gross negligence, or to the reckless disregard of its duties under this Agreement.

No provision of this Agreement shall be construed to protect any Trustee or Officer of the Fund, or officer of the Adviser or Sub-Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

9.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)

This Agreement shall become effective upon approval by the Board and its execution by the parties hereto. Pursuant to the exemptive relief obtained in the SEC Order dated on or about August 6, 2013, Investment Company Act Release No. 30592, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it shall be without the protection (if any) accorded by shareholder approval of an investment adviser’s receipt of compensation under Section 36(b) of the 1940 Act. Further, pursuant to the exemptive relief obtained in the SEC Order dated December 29, 2021, Investment Company Act Release No. 34456, the initial approval of the Agreement (and any material amendment to such Agreement) is not required to be obtained at an in-person meeting of the Board (the “Non-In-Person Exemptive Order”).

(b)

This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 9, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)

In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund.

(d)

The Sub-Adviser shall promptly notify the Adviser of any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act.

10.	SERVICES NOT EXCLUSIVE

The Services of the Sub-Adviser to the Adviser and the Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its Services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Adviser agrees that the Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require the Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

11.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged and if such combination of orders and the allocation thereof is consistent with applicable law. The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) over time, no account will be favored or disfavored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security on a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures and applicable law. The Sub-Adviser also agrees to provide such documentation and/or information to the Fund or Adviser as is reasonably necessary to allow the Fund or Adviser to determine whether orders for the Fund have been aggregated and allocated equitably.

12.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and this Agreement may be amended only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, including the Non-In-Person Exemptive Order.

13.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Fund’s or the Adviser’s request, provided, however, that the Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, the Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Allocated Portion.

14.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (“The G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other party, the Trust and the Fund and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. The receiving party may disclose or disseminate the disclosing party’s Confidential Information to its employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to the other party’s Confidential Information. In addition, each party shall promptly notify the other party in writing upon learning of any unauthorized disclosure or use of the other party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s, the Trust’s or the Fund’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that may be obtained by the other party from any source or that may be developed as a result of this Agreement and Non-public Personal Information that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 14, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 14 shall survive any termination of this Agreement.

15.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

16.	REPORTS AND ACCESS

To the extent not otherwise identified in this Agreement, the Sub-Adviser agrees to supply such other information and documentation to the Adviser and to permit such compliance inspections by the Adviser or the Fund as shall be reasonably necessary to permit the Adviser and the Fund’s service providers to satisfy their obligations and respond to the reasonable requests of the Trust.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Adviser and Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund, including but not limited to material changes in the employment status of key investment management personnel involved in the management of the Allocated Portion, material changes in the investment processes or methodologies used to manage the Allocated Portion, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm, and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser shall immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (1) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority (including, without limitation, any self-regulatory organization). The Sub-Adviser shall immediately forward, upon receipt, to the Adviser any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Trust or the Fund.

19.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

Adviser:	General Counsel Edward D. Jones & Co. L.P. 12555 Manchester Road St. Louis, MO 63131 and Olive Street Investment Advisers, LLC 12555 Manchester Road St. Louis, MO 63131 Attn: Chief Compliance Officer

Sub-Adviser:	Federated MDTA, LLC c/o Federated Advisory Services Company 1001 Liberty Avenue Pittsburgh PA 15222 Attn: George Polatas

Trust/Fund:	Bridge Builder Trust On behalf of the applicable Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

20.	ASSIGNMENT

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment,” as that term is defined in section 2(a)(4) of the 1940 Act.

21.	SERVICE PROVIDERS

Notwithstanding anything contained in this Agreement to the contrary, subject to compliance with applicable law, including Section 15 of the 1940 Act, Board and Fund shareholder approval, and upon prior written notice to the Adviser, the Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of the Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to the Sub-Adviser (including, for example, certain administrative services provided by Federated Advisory Services Company), provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act). The Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that the Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third party contractors to the same extent as if the Sub-Adviser had taken such action or made such omission under this Agreement.

22.	SEVERABILITY AND ENTIRE AGREEMENT

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

23.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

24.	CONSULTATION WITH OTHER SUB-ADVISERS

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets in the Allocated Portion.

25.	COUNTERPARTS

This Agreement may be executed simultaneously or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

26.	MISCELLANEOUS

Where the effect of a requirement of the 1940 Act or Advisers Act, as amended, reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

27.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, as amended, and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

OLIVE STREET INVESTMENT ADVISERS, LLC
(Adviser)

By:	/s/ Linda Bannister

Name:	Linda Bannister

Title:	President

BRIDGE BUILDER TRUST
on behalf of the series listed on Schedule A hereto

By:	/s/ Evan Posner

Name:	Evan Posner

Title:	President

FEDERATED MDTA LLC
(Sub-Adviser)

By:	/s/ John B. Fisher

Name:	John B. Fisher

Title:	President & CEO

Schedule A

Funds and Fees

Series of Bridge Builder Trust	Annual Sub-Advisory Fee Rate
Bridge Builder Small/Mid Cap Growth Fund